BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

                Supplement to the Prospectus dated August 1, 2005
                          (as revised December 1, 2005)


The following changes to the Batterymarch U.S. Capitalization Equity Portfolio Prospectus are effective beginning April 21, 2006.


1. A new section entitled "Shareholder Accounts" is incorporated into the Prospectus and states the following:

         You have the following options for holding Portfolio shares.

   1. You may hold Portfolio shares in a securities brokerage account with a firm that has an agreement with the Portfolio's distributor with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

   2. You may hold Portfolio shares directly with the Portfolio, through its transfer agent. There are no additional fees to you for holding your shares directly with the Portfolio in this manner. You will receive confirmations of transactions from the Portfolio's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the Portfolio's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the Portfolio at 888-425-6432 regarding holding Portfolio shares directly with the Portfolio.

2. The following information replaces the paragraph entitled "Services for Investors - Exchange Privilege" on page 20 of the Prospectus in its entirety.

Institutional Class and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of the same class of any other Legg Mason fund, provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).

Important Information About Exchanges
In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the Portfolio's shares will be treated as a sale of the shares being redeemed, and any gain on the sale will generally be taxable.

The Portfolio reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.

If you hold shares through an intermediary, such as a securities brokerage firm, you may acquire shares of another Legg Mason fund by an exchange only if your intermediary has an agreement with the fund's distributor with respect to the class of shares of the Legg Mason fund that you seek to acquire.

 This supplement should be retained with your Prospectus for future reference.

                    This supplement is dated April 21, 2006.